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               UNITED STATES SECURITES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 9, 2002
                                                         -------------

                        Commission File Number 1-11577

                            FALCON PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                                     43-0730877
     (State or other jurisdiction of                      (I.R.S. Employer
      incorporation or organization)                   Identification Number)



      9387 DIELMAN INDUSTRIAL DRIVE                            63132
          ST. LOUIS, MISSOURI                                (Zip Code)
(Address of principle executive offices)




                                (314) 991-9200
             (Registrant's telephone number, including area code)







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Item 5.  Other Events

As reported in the Company's 10-Q filing for the first quarter of 2002, the Company was not in compliance with certain financial covenants as defined in its Credit Agreement. The Lenders' Agent and the Requisite Lenders waived compliance with these certain financial covenants until March 31, 2002, pursuant to the terms contained in the Limited Waiver Regarding Financial Covenants dated January 25, 2002. On March 29, 2002, the Lender's Agent and Requisite Lenders approved the Fourth Amendment To Credit Agreement ("Amendment"). This Amendment is filed herewith.

Item 7.  Financial Statement and Exhibits

(c)      Exhibits (Filed herewith)

1. Fourth Amendment To Credit Agreement dated as of March 29, 2002, entered into by and among Falcon Products, Inc., and the Lenders and Credit Suisse First Boston, as Administrative Agent for the Lenders.



                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FALCON PRODUCTS, INC.

Date:  May 9, 2002                / s /  Michael J. Dreller
                                  -------------------------
                                  Michael J. Dreller
                                  Vice President and
                                  Chief Financial Officer